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                        SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

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                                      FORM 8-K/A

                         AMENDMENT NO. 1 TO CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  May 5, 1998
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                           ANDREA ELECTRONICS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


      New York                      1-4324                 11-0482020
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(State or Other Jurisdiction     (Commission             (IRS Employer
 of Incorporation)                File Number)         Identification No.)

   11-40 45th Road, Long Island City, New York           11101
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   (Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code:  (718) 729-8500
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                                 Not Applicable
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           (Former Name or Former Address, if Changed Since Last Report)



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     On May 5, 1998, Andrea Electronics Corporation, a New York Corporation (the
"Registrant"  or "Andrea")  completed the  acquisition of all of the outstanding
ordinary  shares  of  capital  stock  of  Lamar  Signal  Processing,   Ltd.  The
undersigned Registrant hereby amends its Current Report on Form 8-K dated May 8, 1998 (the "Report"), to include the financial statements and pro forma financial information required by Item 7(a) and 7(b), which were omitted from the Report as initially filed in accordance with Item 7(a)(4) of Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     Financial Statements of Business Acquired.


Report of Independent Public Accountants dated July 12, 1998

Audited Balance Sheets of Lamar Signal Processing, Ltd. as of December 31, 1997 and December 31, 1996.

Audited Statements of Operations of Lamar Signal Processing, Ltd. for the year ended December 31, 1997 and for the period from commencement of operations (November 1995) to December 31, 1996.

Audited Statements of Cash Flows of Lamar Signal Processing, Ltd. for the year ended December 31, 1997 and for the period from commencement of operations (November 1995) to December 31, 1996.

Notes to Financial Statements of Lamar Signal Processing, Ltd.


(b)     Pro Forma Financial Information.

Unaudited Pro Forma Combined Condensed Balance Sheet as of March 31, 1998.

Unaudited Pro Forma Combined Condensed Income Statement for the three months ended March 31, 1998 and the year ended December 31, 1997.

Notes to Unaudited Pro Forma Combined Condensed Financial Statements.






(c)     Exhibits:


   Exhibit
   Number             Description

------------      --------------------

     2.1*         Stock Purchase Agreement dated April 6, 1998

     2.2*         Amendment No. 1 to the Stock Purchase Agreement dated
                  May 5, 1998

    23.1          Consent of Luboshitz, Kasierer & Co.



    99.1 Independent Public Accountants' Report and Audited Financial Statements of Lamar Signal Processing, Ltd. as of December 31, 1997 and December 31, 1996 and for each of the year ended December 31, 1997 and the period from commencement of operations (November 1995) to December 31, 1996.

    99.2 Unaudited Pro Forma Combined Condensed Financial Statements of Andrea Electronics Corporation and Lamar Signal Processing, Ltd. as of March 31, 1998 and for the three months ended March 31, 1998 and the year ended December 31, 1997 reflecting the acquisition of Lamar Signal Processing, Ltd.

* Incorporated by reference to the Registrant's Current Report on Form 8-K, dated May 8, 1998.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 17, 1998               ANDREA ELECTRONICS CORPORATION
                              ---------------------------------------------
                                        (Registrant)


                              /s/ Patrick D. Pilch
                              ------------------------------
                                  Patrick D. Pilch
                                  Executive Vice President,
                                  Chief Financial Officer


                               EXHIBIT INDEX

   Exhibit
   Number             Description
------------      --------------------

     2.1*         Stock Purchase Agreement dated April 6, 1998

     2.2*         Amendment No. 1 to the Stock Purchase Agreement dated
                  May 5, 1998

    23.1          Consent of Luboshitz, Kasierer & Co.

    99.1 Independent Public Accountants' Report and Audited Financial Statements of Lamar Signal Processing, Ltd. as of December 31, 1997 and December 31, 1996 and for each of the year ended December 31, 1997 and the period from commencement of operations (November 1995) to December 31, 1996.

    99.2 Unaudited Pro Forma Combined Condensed Financial Statements of Andrea Electronics Corporation and Lamar Signal Processing, Ltd. as of March 31, 1998 and for the three months ended March 31, 1998 and the year ended December 31, 1997 reflecting the acquisition of Lamar Signal Processing, Ltd.


* Incorporated by reference to the Registrant's Current Report on Form 8-K, dated May 8, 1998.